Citigroup Alternative Investments Trust

731 Lexington Avenue, 28th Floor

New York, NY 10022

(212) 559-8580

SUPPLEMENT DATED JANUARY 22, 2008 TO THE OFFERING MEMORANDUM DATED APRIL 1, 2007

This Supplement modifies the Offering Memorandum dated April 1, 2007 for Citigroup Alternative Investments Trust (the "Trust"). All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Offering Memorandum.

The Trust has received from Standard & Poor’s Corporation (“S&P”) in respect of the Shares of Citigroup Alternative Investments Tax Advantaged Short Term Fund (the “Fund”) a credit rating of “AAAf” and a volatility rating of “S2”.

Ratings are not fixed and may be changed by S&P from time to time in response to various factors. References to any other rating that was provided for the Fund’s Shares in the past should be disregarded.